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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):   JUNE 26, 1996



                             CYBERGUARD CORPORATION
             (Exact name of registrant as specified in its charter)



        FLORIDA                            0-2454                65-0510339
(State or other jurisdiction            (Commission             (IRS Employer
  of incorporation)                       File Number)       Identification No.)



 2101 WEST CYPRESS CREEK ROAD, FORT LAUDERDALE, FLORIDA             33309
      (Address of principal executive offices)                    (Zip code)



     Registrant's telephone number, including area code:  (305) 974-1700






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ITEM 5.


Change of Name

         On June 26, 1996, the shareholders of the Registrant approved an amendment to its Articles of Incorporation to change the Registrant's corporate name from Harris Computer Systems Corporation to CyberGuard Corporation. Such amendment was filed with the Secretary of State of Florida on June 26, 1996 and became effective as of such date.

Closing of Sale of Real-time Business

         On June 27, 1996, the Registrant closed the transaction, described in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 10, 1996 and as amended on June 18, 1996, in which the Registrant sold its real-time computer business to Concurrent Computer Corporation pursuant to a Purchase and Sale Agreement (the "Purchase and Sale Agreement"), as amended and restated as of May 23, 1996, between the Registrant and Concurrent Computer Corporation, a Delaware corporation ("Concurrent").
The Purchase and Sale Agreement provided for the assets of the Registrant's real-time computer business ("the Real-time Business") to be sold to Concurrent together with 683,178 shares of newly issued common stock of the Registrant ("Purchased Shares") in exchange for (i) 10,000,000 newly issued shares (the "Concurrent Common Stock Consideration") of common stock of Concurrent, par value $.01 per share ("Concurrent Common Stock") (ii) convertible exchangeable preferred stock of Concurrent ("Concurrent Preferred Stock") paying a 9% cumulative annual dividend quarterly in arrears with a liquidation preference of $8,200,000; and (iii) the assumption by Concurrent of certain liabilities (the "Assumed Liabilities"). The sale of the Real-time Business and the Purchased Shares in exchange for the Concurrent Common Stock Consideration, the Concurrent Preferred Stock and the assumption by Concurrent of the Assumed Liabilities is referred to herein as the "Transaction."

         The Transaction did not include the assumption by Concurrent of certain liabilities of the Registrant or those assets and liabilities held by the Registrant in connection with the development, manufacture, and marketing of the Registrant's trusted computer products. The Real-time Business represented approximately 82% of the assets of the Registrant as of March 30, 1996, and accounted for 83%, 89% and 87% of the Registrant's sales for the six months ended March 30, 1996 and the fiscal years ended September 30, 1995 and June 30, 1994, respectively.

         At the closing the Transaction, the Registrant and Concurrent executed certain ancillary agreements, including a Share Holding Agreement that contains certain standstill, governance, transfer and registration provisions, and provisions relating to the composition of the Board of Directors of the Registrant and Concurrent.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information

         Pro Forma Financial Statements in the form required by Article 11 of Regulation S-X and relating to the Transaction described in Item 5 hereof are incorporated herein by reference to Item 7 of Amendment No. 1 to the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 18, 1996.

(c) Exhibits.

         The following exhibits are filed herewith:

      EXHIBIT                        DESCRIPTION                                     METHOD OF FILING
      NUMBER                         -----------                                     ----------------
      ------

       99.1       Certificate of Designation of Concurrent                  Filed herewith
                  Preferred Stock filed June 27, 1996 with the
                  Secretary of State of Delaware

       99.2       Share Holding Agreement between the                       Incorporated by reference to Exhibit 4.11
                  Registrant and Concurrent Computer                        to Registrant's Registration Statement on
                  Corporation in substantially the form                     Form S-3 (file no. 333-04407) as filed with
                  executed on June 27, 1996                                 the Commission on May 23, 1996



ITEM 8.  CHANGE IN FISCAL YEAR

         On June 26, 1996, the Company's Board of Directors approved a resolution adopting June 30 as the date of the end of the Registrant's fiscal year. The Registrant will report financial results of the fiscal quarter ended June 30, 1996 on Form 10-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 11, 1996                     CYBERGUARD CORPORATION



                                        By:    /s/ Brian Formeny
                                             -------------------
                                             Brian Foremny
                                             General Counsel and Secretary



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                                 EXHIBIT INDEX

          EXHIBIT
          NUMBER                        DESCRIPTION
          ------                        -----------
          99.1        Certificate of Designation of Concurrent
                      Preferred Stock filed June 27, 1996 with the
                      Secretary of State of Delaware

          99.2        Share Holding Agreement between the
                      Registrant and Concurrent Computer
                      Corporation in substantially the form
                      executed on June 27, 1996